UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 11, 2024

ALEXANDERS INC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06064	51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

210 Route 4 East
Paramus,	New Jersey	07652
(Address of Principal Executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 587-8541
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	ALX	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.
     On June 11, 2024, 731 Office One LLC ("Borrower"), a wholly-owned subsidiary of Alexander’s, Inc., and Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of DBCG 2017-BBG Mortgage Trust Commercial Mortgage Pass-Through Certificates, entered into an amendment (the "Amendment") to the Loan Agreement dated June 1, 2017, relating to the $500,000,000 mortgage loan secured by the office portion of the 731 Lexington Avenue property. Pursuant to the Amendment, the maturity of the loan was extended from June 11, 2024 to October 11, 2024 and the interest rate remains at the Prime Rate plus 0.00%. In connection with the Amendment, the Borrower paid down the principal amount of the Mortgage Loan by $10,000,000.

Borrower expects to complete a refinancing before the extended maturity date.

This disclosure summarizes the material provisions of the Amendment to the Loan Agreement. This summary is qualified in its entirety by reference to the full text of the Amendment, which is filed as an exhibit to this Form 8-K, and the full text of the Loan Agreement dated June 1, 2017, which has been previously filed.

Item 2.03    Creation of a Direct Financial Obligations or an Obligation under and Off-Balance Sheet Arrangement of A Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 2.03

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see "Risk Factors" in Part I, Item 1A, of our Annual Report on Form 10-K for the year ended December 31, 2023. Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments, the financial condition of our tenants, and general competitive factors.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1
Loan Extension and Modification Agreement, dated June 11, 2024, between 731 Office One LLC, as Borrower, and among Wilmington Trust, National Association, as Trustee, for the benefit of the Holders of DBCG 2017-BBG Mortgage Trust Commercial Mortgage Pass-Through Certificates (together with its successors and assigns), as Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER’S, INC.
(Registrant)

By:	/s/ Gary Hansen
Name:	Gary Hansen
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: June 11, 2024

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